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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 29, 2005
                                                           -------------

                           COURTSIDE ACQUISITION CORP.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                       001-32549                20-2521288
----------------------------            -----------          -------------------
(State or Other Jurisdiction            (Commission             (IRS Employer
      of Incorporation)                 File Number)         Identification No.)

1700 Broadway, 17th Floor, New York, New York                      10019
---------------------------------------------                    ----------
  (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (212) 641-5000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

     Courtside Acquisition Corp. ("Company") has been informed by
EarlyBirdCapital, Inc., the representative of the underwriters in the Company's initial public offering, which was consummated on July 7, 2005, that, commencing
August 2, 2005, holders of the Company's units may separately trade the common stock and warrants included in such units. The common stock and warrants will be listed on the American Stock Exchange under the symbols CRB and CRB.W, respectively.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2005                          COURTSIDE ACQUISITION CORP.

                                              By: /s/ Richard D. Goldstein
                                                 -------------------------------
                                                 Richard D. Goldstein
                                                 Chief Executive Officer